                             EXHIBIT 23.1

        CONSENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

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EXHIBIT 23.1
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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in the Form 10-SB Registration Statement, of Thunor International, Inc. my report as of and for the period ended April 13, 2001 dated April 20, 2001 relating to the financial statements of Thunor International, Inc. which appears in such Form 10-SB.

                                    /s/ STAN J.H. LEE, CPA
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                                    STAN J.H. LEE, CPA
                                    Certified Public Accountant

Fort Lee, New Jersey
April 20, 2001

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